                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                 Cybernet Internet Services International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                   [LOGO of CYBERBET INTERNET APPEARS HERE]

                               CYBERNET INTERNET
                         SERVICES INTERNATIONAL, INC.
                           Stefan-George-Ring 19-23
                             81929 Munich, Germany

To the Stockholders of Cybernet
Internet Services International, Inc.

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Cybernet Internet Services International, Inc., a Delaware Corporation ("Cybernet"), to be held at the Holiday Inn Crowne Plaza, 194 Leopold Strasse, Munich, Germany, on Monday, May 17, 1999, at 11:00 a.m., local time. A Notice of Annual Meeting, a Proxy Statement, and a Proxy containing information about the matters to be acted upon at the Annual Meeting are enclosed.

  At the Annual Meeting, you will be asked to elect two directors of Cybernet to serve until the next annual meeting of stockholders.

  The Board of Directors of Cybernet has fixed April 2, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The formal notice of the meeting follows on the next page. No admission tickets or other credentials will be required for attendance at the meeting. Certain of the Company's directors and officers are scheduled to be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the notice and proxy statement that follow.

  It is very important that your views be represented, whether or not you are able to attend the Annual Meeting. Accordingly, please complete, sign and date your proxy card and return it to us in the enclosed envelope as soon as possible. Returning your completed proxy card will not limit your right to vote in person if you attend the Annual Meeting.

                                          Sincerely,

                                          /s/ Andreas Eder
                                          Andreas Eder
                                          President, Chief Executive Officer
                                          and Chairman of the Board

Munich, Germany
April 27, 1999

                   [LOGO OF CYBERNET INTERNET APPEARS HERE]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1999

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Cybernet Internet Services International, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Crowne Plaza, 194 Leopold Strasse, Munich, Germany, on Monday, May 17, 1999, at 11:00 a.m., local time, for the following purposes:

  (1) To elect two Directors to serve for a three-year term expiring at the 2002 Annual Meeting of Stockholders.

  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on April 2, 1999 as the record date for the determination of the holders of shares of Common Stock and Series B Preferred Stock entitled to notice of and to vote at the 1999 Annual Meeting of Stockholders.

                                          By Order of the
                                          Board of Directors

                                          /s/ Andreas Eder
                                          Andreas Eder
                                          President and Chief Executive
                                           Officer

Munich, Germany
April 27, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

                CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                           Stefan-George-Ring 19-23
                             81929 Munich, Germany

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of Cybernet Internet Services International, Inc., a Delaware corporation (the "Company"), in connection with the 1999 Annual Meeting of Stockholders to be held at the Holiday Inn Crowne Plaza, 194 Leopold Strasse, Munich, Germany, on May 17, 1999, at 11:00 a.m., local time, or any adjournment thereof (the "Annual Meeting"). The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card were first sent or given to stockholders of the Company on or about April 27, 1999.

  Holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock") and Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), as of the close of business on April 2, 1999 will be entitled to vote at the Annual Meeting, and each holder of record of Common Stock or Series B Preferred Stock, on such date will be entitled to one vote for each share of Common Stock or Series B Preferred Stock held, as the case may be. As of April 2, 1999, there were approximately 19,034,798 shares of Common Stock, and 5,160,000 shares of Series B Preferred Stock outstanding, respectively.

  Shares of Common Stock and Series B Preferred Stock cannot be voted at the Annual Meeting unless the beneficial owner is present or represented by proxy. Any stockholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to the Company, c/o Andreas Eder, President and Chief Executive Officer, at the address shown above, or by executing and delivering prior to the Annual Meeting a proxy bearing a later date. Any stockholder who attends the Annual Meeting may revoke a previously submitted proxy by voting his or her shares of Common Stock or Series B Preferred Stock in person.

  All properly executed proxies, unless previously revoked, will be voted at the Annual Meeting in accordance with the directions given. With respect to the election of two Directors to serve until the 2002 Annual Meeting of stockholders (the "Election Proposal"), stockholders of the Company voting by proxy may vote in favor of the nominees or may withhold their vote for the nominees.

  The by-laws of the Company (the "By-Laws") provide that a majority of the outstanding shares of each class of Common Stock and Series B Preferred Stock entitled to vote on a given matter must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting.

  The nominees for election as Directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy and actually voting at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the two Director nominees. A broker non-vote may occur when a nominee holding shares of Common Stock or Series B Preferred Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

  Unless otherwise indicated, all dollar amounts have been converted from Deutsche Marks to U.S. Dollars at the exchange rate of 1.79 Deutsche Marks for one U.S. Dollar, which reflects the exchange rate in place on March 24, 1999.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, certain information as of April 2, 1999, regarding beneficial ownership of Common Stock and Series B Preferred Stock by
(i) each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock or Series B Preferred Stock, as the case may be; (ii) each director of the Company with respect to the equity securities held by such directors; (iii) each executive officer of the Company named in the Summary Compensation Table with respect to the equity securities held by such executive officer; and (iv) all of the Company's current executive officers and directors as a group with respect to the equity securities held by such executive officers and directors. Stock ownership information has been furnished to the Company by such beneficial owners or is based upon filings made by such owners with the Securities and Exchange Commission (the "Commission"). As of April 2, 1999, there were 19,034,798 shares of Common Stock, 1,200,000 shares of Series A Preferred Stock and 5,160,000 shares of Series B Preferred Stock issued and outstanding.

                                                                             Approximate
           Name                Shares Beneficially Owned                 Percentage of Class
 ------------------------  -------------------------------------   --------------------------------
                                                                              Percentage Percentage
                                                                              of Series  of Series
                                         Series A     Series B     Percentage     A          B
  Executive Officers and    Common       Preferred    Preferred    of Common  Preferred  Preferred
        Directors            Stock         Stock        Stock        Stock      Stock      Stock
  ----------------------   ---------    -----------  -----------   ---------- ---------- ----------
 Andreas Eder............  1,573,082(1)   177,749             0        8.2%      14.8%        *
 Stefan-George-Ring 19
 81929 Munich, Germany
 Alessandro Giacalone....    318,600(2)    36,000             0        1.7%       3.0%        *
 Stefan-George-Ring 19
 81929 Munich, Germany
 Tristan Libischer.......    150,000            0             0          *          *         *
 Mariannengasse 14
 1090 Vienna, Austria
 Hubert Besner...........      1,261(3)         0             0          *          *         *
 Widenmayerstr. 41
 80538 Munich, Germany
 G.W. Norman Wareham.....          0            0             0          *          *         *
 1177 West Hastings
  Street
 Suite 1818
 Vancouver, B.C., Canada
  V6E 2K3
 Robert Fratarcangelo....          0            0             0          *          *         *
 10842 Oak Crest
 Fairfax, Virginia 22030
 All executive officers
  and directors as a
  group
  (10 persons)...........  2,042,943(4)   213,749             0       10.7%      17.8%        *
 Principal Stockholders,
   Other Than Executive
  Officers and Directors
 -----------------------
 Rudolf Strobl...........    474,117(5)    53,572             0        2.5%       4.5%        *
 Gleiwitzerstrasse 15
 81929 Munchen, Germany
 Holger Timm.............  2,462,175(6)   715,500(7)  5,160,000(8)    11.7%      59.6%      100%
 Trabner Strasse 12
 14193 Berlin, Germany
 Cybermind Interactive
  Europe, AG               1,440,000(9)   600,000     5,160,000        7.0%        50%      100%
 Am Borsigturm 48
 13507 Berlin, Germany

--------
*Indicates less than 1% beneficial ownership

(1) Includes 323,620 shares of Common Stock held by Mr. Eder's spouse. Also includes 44,437 shares of Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") held by Mr. Eder that are currently convertible into Common Stock on a one-for-one basis. Of the 44,437 shares of Series A Preferred Stock mentioned in the prior sentence, 9,407 shares are held by Mr. Eder's spouse. Mr. Eder's spouse has sole investment and sole voting power over all shares of Common Stock and Series A Preferred Stock held by her and Mr. Eder disclaims beneficial ownership of any of the shares held by her.

(2) Includes 9,000 shares of Series A Preferred Stock held by Mr. Giacalone that are currently convertible into Common Stock on a one-for-one basis.

(3) Includes 1,261 shares of Common Stock held by Dr. Besner's spouse who has sole voting and investment power with respect to such shares. Dr. Besner disclaims beneficial of any of the shares held by her.

(4) Includes an aggregate of 53,437 shares of Series A Preferred Stock held by the Company's executive officers and Directors that are currently convertible into Common Stock on a one-for-one basis.

(5) Includes 13,393 shares of Series A Preferred Stock held by Mr. Strobl that are currently convertible into Common Stock on a one-for-one basis.

(6) Includes 178,875 shares of Series A Preferred Stock held by Mr. Timm that are currently convertible into Common Stock on a one-for-one basis. Of the 178,875 shares of Series A Preferred Stock mentioned in the prior sentence, 150,000 shares are held by Mr. Timm indirectly through Cybermind Interactive Europe, AG, a German company ("Cybermind"). Mr. Timm can be deemed to control Cybermind as a result of his position as Chief Executive Officer and Head of the Managing Board and principal shareholder. Also includes 1,290,000 shares of Series B Preferred Stock held by Mr. Timm indirectly through Cybermind that are currently convertible into Common Stock on a one-for-one basis. Does not include an aggregate of 619,200 shares of Common stock sold by Mr. Timm to Alessandro Giacalone, Christian Moosmann, Frank Lutze and Hans Bergbreiter pursuant to Stock Purchase Agreements dated April 8, 1997 (the "April 8 Stock Purchase Agreements"). Also, does not include an aggregate of 72,000 shares of Series A Preferred Stock sold by Mr. Timm to the same individuals mentioned in the previous sentence pursuant to the April 8 Stock Purchase Agreements. Each of the April 8 Stock Purchase Agreements (each of which involved employee purchasers) provides that, subject to certain conditions, the securities sold pursuant to it shall revert back to Mr. Timm if the buyer's employment with the Company or its subsidiaries terminates for any reason except without cause by the Company or one of its subsidiaries or if the Company or one of its subsidiaries breaches its employment agreement with the buyer.

(7) Includes 600,000 shares of Series A Preferred Stock held by Mr. Timm indirectly through Cybermind. For an explanation of Mr. Timm's relationship to Cybermind, see Footnote 6 above.

(8) Reflects shares of Series B Preferred Stock held by Mr. Timm indirectly through Cybermind. For an explanation of Mr. Timm's relationship to Cybermind, see Footnote 6 above.

(9) Includes 150,000 shares of Series A Preferred Stock held by Cybermind that are currently convertible into Common Stock on a one-for-one basis. Also includes 1,290,000 shares of Series B Preferred Stock held by Cybermind that are currently convertible into Common Stock on a one-for-one basis.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and persons who beneficially own more than 10% of the Common Stock or Series B Preferred Stock to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock or Series B Preferred Stock. Directors, executive officers and beneficial owners of more than 10% of the Common Stock or Series B Preferred Stock are required by Commission rules to furnish the Company with copies of all such reports. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to the Company's Directors and executive officers have been complied with since the Company registered under the Exchange Act on March 31, 1999.

                              EXECUTIVE OFFICERS

Executive Officers

  Executive officers are elected by the Board of Directors following each annual meeting of stockholders to serve for a term set by the Board of Directors and until their successors are duly elected and qualified. The Company's current executive officers are listed below, together with their age, positions with the Company and business experience for the past five years.

Andreas Eder............ Age: 39
                         Mr. Eder, a co-founder of Cybernet Internet Dienstleistungen AG,
                         ("Cybernet AG"), has been Chairman, President, Chief Executive
                         Officer and Head of the Managing Board of Cybernet AG since its formation in December 1995, and has been Chairman of the Board of
                         Directors, President and Chief Executive Officer of the Company
                         and its predecessor since it acquired Cybernet AG in September
                         1997. Before founding Cybernet AG, Mr. Eder held management positions with The Boston Consulting Group from April 1991 to
                         October 1995 and Siemens-Nixdorf from April 1986 to March 1991.
                         Mr. Eder holds a Masters degree in Business Administration from the University of Munich.
Alessandro Giacalone.... Age: 47
                         Dr. Giacalone has been Chief Operating Officer of the Company and its predecessor since October 1997 and a Director since February
                         1999. From September 1994 to May 1997, Dr. Giacalone was the
                         managing director of the European Computer Research Center
                         ("ECRC") in Munich and from 1990 to September 1994, he was research group leader at the ECRC. At the ECRC, he built a commercial internet service enterprise which was the second such enterprise in Germany. This project was completed by the end of
                         1996. Between 1984 and 1990, he was an assistant professor of computer science at the State University of New York. Dr.
                         Giacalone graduated in computer science from the University of
                         Pisa and holds master's and doctoral degrees in computer science from Brown University.
Timon Lutze............. Age: 42
                         Since March 1999, Mr. Lutze has served as a member of the Board of Directors of Cybernet AG and as Managing Director, responsible for the areas of marketing, sales and production. From November
                         1998 to March 1999, Mr. Lutze was Sales Director of Cybernet AG.
                         From October 1997 to March 1998, Mr. Lutze was head of the operational division of Telekommunication Multimedia Consult
                         GmbH. From April 1996 to September 1997, Mr. Lutze was the Sales
                         Director of Alcatel Mobile Communications Division. From May 1993
                         to April 1996, Mr. Lutze held various positions with Alcatel in
                         Germany. Mr. Lutze graduated from the German military university with degrees in Aerospace Engineering and Data Processing.

Christian Moosmann...... Age: 37
                         Mr. Moosmann has been Principal Accounting and Financial Officer of the Company and its predecessor, having joined the Company's predecessor in this capacity through its affiliate Cybernet AG in
                         August 1997. Before joining the Company's predecessor, he held management positions with the ECRC from March 1995 to June 1997, and with Siemens AG Devision ZFE central research and development division from June 1990 to February 1995. He holds a degree in accounting from the University of Rosenheim.
R. Walter Franz......... Age: 37
                         Mr. Franz is a director of Network Operations and has served in this capacity since joining the Company in January 1999. From
                         January 1997 to January 1999, Mr. Franz was Director of
                         Operations Germany at MCI Worldcom, Inc. From January 1995 to
                         January 1997, Mr. Franz was Manager of Operations at MFS
                         Telecommunications GmbH. From June 1989 to December 1994, Mr.
                         Franz worked for Motorola where he was responsible for the implementation of the infrastructure necessary to support
                         Motorola's European computer network.
Tristan Libischer ...... Age: 30
                         Mr. Libischer has been a Director of the Company and has served in this capacity since February 17, 1999. He has been a Managing
                         Director and co-founder of Vianet Telekommunikations AG
                         ("Vianet"), since September 1994 and has continued to serve in this capacity since the Company acquired Vianet in December 1998.
                         From February 1992 to August 1994, he held various positions with
                         BARK Computerhandelgesellschaft mbH & Co. KG ("BARK Computer").
                         From November 1990 to January 1992, Mr. Libischer was a senior consultant and sales engineer with 3C Group
                         Computerhandelsgesellschaft mbH ("3C Group").
Alexander Wiesmueller... Age: 30
                         Mr. Wiesmueller is a co-founder of Vianet and has been a Managing
                         Director of Vianet since 1994 and has continued to serve in this capacity since the Company acquired Vianet in December 1998.
                         Prior to 1994, he was a technical manager for Buro Organisations
                         Team-Metro from 1989 to 1994. Mr. Wiesmueller held various technical positions with Grafotron-Berthold & Stempet from 1986 to 1989, and was a consultant with Bohmann Druck und Verlag (New
                         Media) from 1985 to 1986.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

  The Company's compensation program for executive management includes base salaries, annual performance-based incentive bonus plans, and stock option plans. The compensation of each executive officer was established by the Board of Directors acting upon the recommendations of the Compensation Committee of the Board of Directors (the "Compensation Committee"). See "- Compensation Committee Report on Executive Compensation."

  The following table sets forth the annual long-term and other compensation for the Chief Executive Officer and the Company's other two most highly compensated executive officers (the "named executives") during the last fiscal year, as well as the total annual compensation paid to each individual for the two previous fiscal years.

                          Summary Compensation Table

                                        Annual       Long-Term
                                     Compensation   Compensation
                                     ------------   ------------
                                                     Securities
                                                     Underlying    All Other
                              Fiscal                  Optional    Compensation
 Name and Principal Position   Year   Salary ($)(4)   SARs (#)        ($)
 ---------------------------  ------ ------------   ------------  ------------
Andreas Eder.................  1998     96,135        100,000(2)         N/A
  Chairman, President and
   Chief Executive Officer;    1997     65,066(1)           0
  Head of Managing Board of
   Cybernet AG                 1996           (1)            (1)
Alessandro Giacalone.........  1998    125,716        100,000(2)         N/A
  Director, Chief Operating
   Officer;                    1997     31,429(1)           0
  Member of Managing Board of
   Cybernet AG                 1996           (1)            (1)
Rudolf Strobl................  1998     96,163              0       $251,433(3)
  Former Member of Managing
   Board of Cybernet AG        1997     70,616(1)           0
                               1996           (1)            (1)

--------
(1) The named individuals, except Alessandro Giacalone who became an executive officer in October, 1997, became executive officers of the Company in connection with the Company's acquisition of Cybernet AG in September 1997. As a result, the information presented for fiscal 1997 represents payments made by the Company from the time of such acquisition through December 31, 1997 and no information is presented for fiscal 1996.
(2) Represents shares of Common Stock subject to an option granted to the named executive on December 27, 1998.
(3) The amount indicated was paid to Mr. Strobl in December 1998 as severance pay in connection with the termination of his employment agreement. Mr. Strobl's employment terminated on December 31, 1998.
(4) Although the employment agreement of each executive provides for payment of a bonus in addition to the annual salary, none was paid during these periods.

Stock Incentive Plan

  The Company maintains the Cybernet Internet Services International, Inc. 1998 Stock Incentive Plan (the "Incentive Plan"). The Board of Directors has reserved 2,000,000 shares of Common Stock for issuance pursuant to awards that may be made under the Incentive Plan, subject to adjustment as provided therein. The number of shares of Common Stock associated with any forfeited stock incentive are added back to the number of shares that can be issued under the Incentive Plan. No participant may be granted during any one year period rights to shares of Common Stock under options and stock appreciation rights which, in the aggregate, exceed 100,000 shares of Common Stock. During fiscal 1998, the Compensation Committee granted options to purchase a total of 685,000 shares of Common Stock in varying amounts under the Incentive Plan to 95 employees on November 19, 1998 and December 28, 1998.

  The Incentive Plan allows for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock awards, dividend equivalent rights, performance units and phantom shares. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant controls more than 10% of the voting power of the Company or a subsidiary thereof). Non-qualified stock options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded. The term of an incentive stock option may not exceed ten years from the date of grant. However, any incentive stock option granted to a participant who controls more than 10% of the voting power of the Company or a subsidiary thereof will not be exercisable after the expiration of five years after the date the option is granted.

Option/SAR Grants in Last Fiscal Year

  The following table provides information on options to purchase Common Stock that were granted to two of the named executives during fiscal 1998. Mr. Strobl received no option grants in fiscal 1998.

                                                                            Potential
                                                                       Realizable Value at
                                                                         Assumed Annual
                                                                         Rates of Stock
                                                                       Price Appreciation
                          Individual Grants                              for Option Term
---------------------------------------------------------------------- -------------------
                                       Percent of
                          Number of      Total
                          Securities  Options/SARs Exercise
                          Underlying   Granted to  or Base
                         Options/SARs Employees in  Price   Expiration
          Name           Granted (#)  Fiscal Year   ($/Sh)     Date     5% ($)    10% ($)
          ----           ------------ ------------ -------- ---------- --------- ---------
Andreas Eder............   100,000        14.6%     32.04    12/27/08  2,015,000 5,016,000
Chairman, President
and Chief Executive
Officer; Head of
Managing Board of
Cybernet AG
Alessandro Giacalone....   100,000        14.6%     32.04    12/27/08  2,015,000 5,106,000
Director, Chief
Operating Officer;
Member of Managing
Board of Cybernet AG

Employment and Severance Agreements

  The Company has entered into employment agreements with each of the following officers and directors. The material terms of these agreements are set forth below.

  Andreas Eder. On March 1, 1999, the Company entered into an employment agreement with Mr. Eder to serve as President and Chief Executive Officer. The agreement provides for a three-year term and an annual base salary of approximately $125,716 per year. It also permits Mr. Eder to earn an annual bonus of up to approximately $41,906 if certain performance standards established by the Compensation Committee are achieved. The Company may terminate the agreement as a result of Mr. Eder's "disability" or for "cause."

  Upon Mr. Eder's death, the Company is obligated to pay to Mr. Eder's estate his base salary through the date of his death plus his base salary for an additional period of twelve (12) months after his death. If Mr. Eder resigns or the Company terminates his employment as a result of Mr. Eder's "disability" or for "cause", the Company is obligated to pay Mr. Eder his base salary through the date of termination.

  Under the agreement, "disability" is defined as (a) any mental or physical disability which the Board of Directors deems in good faith would preclude Mr. Eder from performing his duties; or (b) a mental or physical disability which lasts for a period of 60 consecutive days or for 90 days in any six-month period and which the Board of Directors elects to treat as permanent in nature. The agreement defines "cause" as any material breach of its terms by Mr. Eder or the commission of a felony or a crime involving moral turpitude.

  Alessandro Giacalone. On March 1, 1999, the Company entered into an employment agreement with Dr. Giacalone to serve as Chief Operating Officer on the same terms as described above with respect to Mr. Eder's agreement.

  Tristan Libischer. On December 28, 1998, Vianet (a wholly-owned subsidiary of the Company, acquired by the Company in December 1998) entered into an employment agreement with Mr. Libischer to serve as a member of the Supervisory Board of Vianet. The agreement provides for a five-year term beginning January 1, 1999 and an annual base salary of approximately $100,573 and permits Mr. Libischer to earn an annual bonus of approximately $33,524 if certain performance standards established by the Supervisory Board of Vianet are achieved.

  Vianet may terminate the agreement if Mr. Libischer's employment is terminated for "Good Cause." "Good Cause" is defined as a gross breach of duty, the inability to properly conduct affairs of Vianet or a vote of no confidence at an annual meeting of Vianet.

  Mr. Libischer is not entitled to severance pay if his employment is terminated for Good Cause or if he resigns his employment prematurely without Good Cause and without the permission of the Supervising Board of Vianet. If Mr. Libischer is unable to perform his duties due to illness or accident, Vianet is required to pay Mr. Libischer his full base salary for a maximum of six months and forty-nine percent of his base salary for another three months. If Mr. Libischer leaves Vianet in the middle of a fiscal year, he will be paid any bonuses earned on a pro-rata basis.

  Alexander Wiesmueller. On December 28, 1998, Vianet entered into an employment agreement with Mr. Wiesmueller to serve as a member of the Supervisory Board of Vianet on the same terms as described above with respect to Mr. Libischer's agreement.

  Christian Moosmann. On March 15, 1999, Cybernet AG entered into an employment agreement with Mr. Moosmann to serve as a member of the Supervisory Board of Cybernet AG. The agreement provides for a three-year term and requires the parties to negotiate any extension of the agreement at least 12 months prior to the expiration of the agreement's term. The agreement provides for an annual base salary of approximately $100,573 and permits Mr. Moosmann to earn an annual bonus of up to approximately $39,112 if certain performance standards established by the Supervisory Board of Cybernet AG are achieved.

  In the event Mr. Moosmann is unable to work due to illness or other reasons, Cybernet AG is obligated to pay Mr. Moosmann his base salary for six months. In the event of Mr. Moosmann's death, Cybernet AG is obligated to pay Mr. Moosmann's heirs his base salary for six months.

  Pursuant to the terms of his employment agreement, on March 15, 1999, Mr. Moosmann was granted options to purchase 20,000 shares of Common Stock at an exercise price of $31.41 per share. The options vest over a three-year period on each anniversary of the grant date in increments of approximately one-third.

  Timon Lutze. On March 15, 1999, Cybernet AG entered into an employment agreement with Mr. Lutze to serve as a member of the Supervisory Board of Cybernet AG. The agreement provides for a three-year term and requires the parties to negotiate any extension of the agreement at least 12 months prior to the expiration of the agreement's terms. The agreement provides for an annual base salary of approximately $111,748 and permits Mr. Lutze to earn an annual bonus of up to approximately $39,112 if certain performance standards established by the Supervisory Board of Cybernet AG are achieved.

  In the event Mr. Lutze is unable to work due to illness or other reasons, Cybernet AG is obligated to pay Mr. Lutze his base salary for six months. In the event of Mr. Lutze's death, the Company is obligated to pay Mr. Lutze's heirs his base salary for six months.

  Pursuant to the terms of the agreement, on March 15, 1999, Mr. Lutze was granted options to purchase 30,000 shares of Common Stock at an exercise price of $31.41 per share The options vest over a three-year period on each anniversary of the grant date in increments of approximately one-third.

Certain Transactions with Management

  Dr. Hubert Besner, a director of the Company, is a partner with the law firm of Besner Kreifels Weber, which represents the Company and to which the Company paid fees of approximately $98,303 during fiscal 1998.

  In November 1998, Mr. Holger Timm, a former director of the Company who resigned on December 2, 1998 and a principal stockholder of the Company, advanced an interest free loan to the Company for approximately $1,494,322. The Company repaid the loan in December 1998.

  In December 1998, the Company paid $2,916,000 in underwriting fees to an investment bank that is 40% owned by a Company in which Mr. Timm has a significant interest. The aforementioned underwriting fees were paid in connection with the public offering of the Company's Common Stock.

  The Company is providing Internet connectivity to Cybermind Interactive Europe, AG, pursuant to a standard service contract. In 1998, Cybermind paid the Company approximately $67,049 for such services.

Compensation Committee Report on Executive Compensation

  This report by the Compensation Committee of the Board of Directors, which was formed in November 1998, discusses the Compensation Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Compensation Committee's policy generally with respect to the compensation of all executive officers as a group for fiscal 1998 and specifically reviews the compensation established for the Company's Chairman, President and Chief Executive Officer as reported in the Summary Compensation Table. The Compensation Committee is composed entirely of nonemployee Directors of the Company.

  The Compensation Committee of the Board of Directors approves all policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee is composed of Dr. Besner and Messrs. Fratarcangelo and Wareham. Mr. Eder is the Chairman, President and Chief Executive Officer of the Company.

Compensation Philosophy

  The Company's executive compensation program has three objectives: (i) to align the interests of the executive officers with the interests of the Company's stockholders by basing a significant portion of an executive's compensation on the Company's performance, (ii) to attract and retain highly talented and productive executives, and (iii) to provide incentives for superior performance by the Company's executives. To achieve these objectives, the Compensation Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of a bonus, and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of the Company's employees.

  The Compensation Committee reviews the Company's executive compensation program. In its review, the Compensation Committee assesses the competitiveness of the Company's executive compensation program and reviews the Company's financial performance for the previous fiscal year. In future years, the Compensation Committee will gauge the success of the compensation program in achieving its objectives in the previous year and will consider the Company's overall performance objectives.

  Each element of the Company's executive compensation program is discussed below.

Base Salaries

  The Compensation Committee will annually review the base salaries of the Company's executive officers. The base salaries for certain of the Company's executive officers for fiscal 1998 are reflected in the Summary Compensation Table and were paid in accordance with the provisions of the employment agreements applicable to each of the Company's executive officers. The salaries of the Company's executive officers, who do not have employment agreements, will be set by the Compensation Committee based on its annual review. In addition to considering the factors listed in the foregoing section that support the Company's executive compensation program generally, the Compensation Committee will review the responsibilities of the specific executive position and the experience and knowledge of the individual in that position in setting the salary in a given executive's employment agreement or otherwise. In setting base salaries for employment agreements or otherwise, the Compensation Committee will also consider individual performance based upon a number of factors, including a measurement of the Company's historic and recent financial performance and the individual's contribution to that performance, the individual's performance on non-financial goals and other contributions of the individual to the Company's success, and will give each of these factors relatively equal weight without confining its analysis to a rigorous formula. As is typical of most corporations, the actual payment of base salary is not conditioned upon the achievement of any predetermined performance targets.

Incentive Compensation

  Bonuses established for executive officers are intended to motivate the individual to work hard to achieve the Company's financial and operational performance goals or to otherwise motivate the individual to aim for a high level of achievement on behalf of the Company in the coming year. The Compensation Committee does not have a formula for determining bonus payments, but establishes general target bonus levels for executive officers at the beginning of the fiscal year based in relatively equal measures upon the Compensation Committee's subjective assessment of the Company's projected revenues and other operational and individual performance factors and may adjust these targets during the year. The bonuses to the executive officers are based on the achievement of annual goals, both quantitative, such as increase in revenues or number of customers, and qualitative such as successful integration of an acquisition or development of a new segment of customers. At the end of the year, the results of the Company and each department are compared to the set goals and recommendations are made to the Board of Directors with respect to the bonuses for each executive.

Long-Term Incentive Compensation

  The Company's long-term incentive compensation plan for its executive officers is based upon the Company's 1998 Stock Incentive Plan (the "Incentive Plan"). The Compensation Committee believes that placing a portion of executives' total compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholders, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. In determining the number and terms of options to grant an executive, the Compensation Committee will primarily consider subjectively the executive's past performance and the degree to which an incentive for long-term performance would benefit the Company.

Benefits

  The Compensation Committee believes the Company must offer a competitive benefits program to attract and retain key executives. The Company provides the same medical and other benefits to its executive officers that are generally available to its other employees.

Compensation of the Chief Executive Officer

  Mr. Eder has served as the Chief Executive Officer of the Company since September 1997 and, during fiscal 1998, was compensated in accordance with the terms of his former employment agreement with the Company which was terminated on February 28, 1999. During fiscal 1998, Mr. Eder was paid a base salary of $96,135. In addition, he received an option to purchase 100,000 shares of Common Stock at an exercise price of $32.04 per share. The criteria upon which Mr. Eder's compensation was determined is the same as that described above with regard to all of the other of the Company's executive officers.

  Submitted by the Compensation Committee of the Board of Directors.

                                          Dr. Hubert Besner
                                          Robert F. Fratarcangelo
                                          G. W. Norman Wareham

Stock Return Performance Graph

  The Company registered under the Exchange Act on March 31, 1999. As a result, there is not sufficient trading information to allow a stockholder return performance graph to be prepared in connection with this Proxy Statement.

                       BOARD OF DIRECTORS AND COMMITTEES

Board of Directors' Meetings and Attendance

  During the last fiscal year, the Board of Directors of the Company held a total of eight meetings. All members of the Board of Directors have attended all of the meetings.

Committees of the Board of Directors

  The Board of Directors has three committees: an Executive Committee, an Audit Committee and a Compensation Committee. The Committees were created contemporaneously with the Company's reincorporation in Delaware.

  The Executive Committee consists of Andreas Eder and Hubert Besner. The Executive Committee was formed in November 1998 and met one time during the last fiscal year. The Executive Committee has authority to act on the same matters as the Board of Directors when the Board of Directors is not available.

  The Audit Committee consists of Robert Fratarcangelo and G.W. Norman Wareham. The Audit Committee was formed in November 1998 and met one time during the last fiscal year. The Audit Committee reviews the Company's accounting processes, financial controls and reporting systems, as well as the selection of the Company's independent auditors and the scope of the audits to be conducted.

  The Compensation Committee consists of Robert Fratarcangelo, Hubert Besner and G.W. Norman Wareham. The Compensation Committee was formed in November 1998 and met two times during the last fiscal year. The Compensation Committee reviews executive compensation and organization structure. The Compensation Committee also administers the Company's Incentive Plan and the Company's 1998 Outside Director's Stock Option Plan (the "Directors' Plan"). None of the members of the Compensation Committee is currently, or has been at any time since the formation of the Company or its predecessor, an officer or employee of the Company or its predecessor.

Family Relationships Between Certain Directors and Executive Officers

  No family relationship exists between any director or executive officer and any other director or executive officer.

Cash Compensation of Directors

  Directors, who are not also employees of the Company ("Outside Directors"), receive $15,000 annually (the "Annual Director Fee") and are reimbursed for out-of-pocket expenses incurred in connection with their service on the Board of Directors. Each Outside Director can elect to receive his Annual Director Fee in cash, stock options or a combination thereof. If an Outside Director elects to receive options, they will be granted pursuant to the Company's Directors' Plan, which is described below.

Directors' Stock Option Plan

  The Company maintains the Directors' Plan for the purpose of granting options to Outside Directors electing to receive them. The Board of Directors has reserved 150,000 shares of Common Stock for issuance pursuant to awards that may be made under the Directors' Plan, subject to adjustment as provided therein. The number of shares of Common Stock associated with any forfeited option are added back to the number of shares that can be issued under the Directors' Plan. As of the date of this Proxy Statement, 4,500 options have been granted under the Directors' Plan.

  Only Outside Directors are eligible to participate in the Directors' Plan. In lieu of receiving annual Director's fees in cash, each Director who is not an employee may elect to receive all or a portion of his fees in stock options. Each Outside Director must make an election on or before January 1 of the year in which the election is to be made or by such other date as determined by the committee administering the Directors' Plan. The value of the stock options will be determined pursuant to the Black-Sholes method, and the options will be fully vested at the date of grant. Each option granted pursuant to the Directors' Plan will be evidenced by an agreement and will be subject to additional terms as set forth in the agreement. The Directors' Plan was effective on November 16, 1998 and will continue to be effective until the earlier of ten (10) years after the effective date of the Directors' Plan or until terminated by the Board of Directors.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board of Directors or Compensation Committee.

                             ELECTION OF DIRECTORS
                                (Proposal One)

  The Company currently has 6 directors. In accordance with the terms of the Company's Certificate of Incorporation and Bylaws, the terms of office of the Board of Directors are divided into three classes: Class A, whose term will expire at the Annual Meeting; Class B, whose term will expire at the annual meeting of stockholders to be held in 2000; and Class C, whose term will expire at the annual meeting of stockholders to be held in 2001. The Class A directors are Dr. Hubert Besner and Robert Fratarcangelo; the Class B directors are G. W. Norman Wareham and Dr. Alessandro Giacalone; and the Class C directors are Andreas Eder and Tristan Libischer. At each annual meeting of stockholders, the successors to directors whose terms expire at that annual meeting will be elected to serve from the time of the annual meeting until the third annual meeting following their election and until their successors are duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

  The Board of Directors has nominated Dr. Hubert Besner and Robert Fratarcangelo for re-election as Directors at the Annual Meeting. Dr. Besner and Mr. Fratarcangelo currently are members of the Board of Directors and have consented to serve as Directors if elected. If elected at the Annual Meeting, Dr. Besner and Mr. Fratarcangelo will serve until the 2002 Annual Meeting and until the election and qualification of their respective successors or until their earlier death, resignation or removal.

Voting Information with Regard to the Election Proposal

  It is the intention of the persons named as proxies to vote the proxies FOR the election to the Board of Directors of the nominees named above, unless a stockholder directs otherwise. In the event that a vacancy arises prior to the Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors.

  The affirmative vote of a plurality of the votes cast by the holders of the Common Stock and Series B Preferred Stock, voting together as a single class, will be required to elect the nominees as Directors of the Company for the ensuing three year term. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the Director nominees.

The Board of Directors recommends a vote "FOR" the election of the nominees named in this proposal.

Director Information

  Set forth below is information concerning the nominees to be elected at the Annual Meeting for a three-year term expiring at the 2002 Annual Meeting, as well as certain information concerning the Directors whose terms extend beyond the Annual Meeting. Set forth below with respect to each Director or Director nominee is his name, age, principal occupation and business experience for the past five years and length of service as a Director.

Directors to be Elected at the Annual Meeting

Hubert Besner .......... Age: 36
                         Dr. Besner is a Director of the Company and a member of the
                         Supervisory Board of Cybernet AG and has served in this capacity since February 1996. From April 1994 to the present, he has been a partner in the law firm of Besner Kreifels Weber in Munich,
                         Germany. From January 1992 to March 1994, he was the head of the legal department of Schneider AG, a German real estate
                         development company. He currently is a director of Marine Shuttle
                         Operations, Inc., a member of the supervisory board of Schuller
                         Industsrieentsorgung AG, Typhoon Networks AG and IPO
                         Beteiligungen AG, and the head of the supervisory board of
                         PIPECAD Integrierte Softwaresyteme AG. Dr. Besner received his
                         First State Exam in law from Ludwig-Maximilians-Universitat in
                         1986, and his doctorate magna cum laude form Ludwig-Maximilians-
                         Universitat in 1988.
Robert Fratarcangelo ... Age: 60
                         Mr. Fratarcangelo has been a Director of the Company since
                         September 1997. Since September 1996, he has been the President and Chief Executive Office of Criminal Investigative Technology,
                         Inc. in New Hampshire. From 1993 to 1996, Mr. Fratarcangelo was a
                         District Manager at EMC2, Inc. in Massachusetts.

Directors Whose Terms Extend Beyond the Annual Meeting

Andreas Eder............ Age: 39
                         Mr. Eder, a co-founder of Cybernet AG, has been Chairman,
                         President, Chief Executive Officer and Head of the Managing Board
                         of Cybenet AG since its formation in December 1995, and has been
                         Chairman of the Board of Directors, President and Chief Executive
                         Officer of the Company and its predecessor since it acquired
                         Cybernet AG in September 1997. Before founding Cybernet AG, Mr.
                         Eder held management positions with The Boston Consulting Group from April 1991 to October 1995 and Siemens-Nixdorf from April
                         1986 to March 1991. Mr. Eder holds a Masters degree in Business
                         Administration from the University of Munich.

Alessandro Giacalone.... Age: 47
                         Dr. Giacalone has been Chief Operating Officer and a Director of the Company and its predecessor since October 1997 and a director since February 1999. From February 1994 to May 1997, Dr.
                         Giacalone was the managing director of the European Computer
                         Research Center ("ECRC") in Munich and from 1990 to 1994, he was research group leader at the ECRC. At the ECRC, he built a commercial internet service enterprise which was the second such enterprise in Germany. This project was completed by the end of
                         1996. Between 1984 and 1990, he was an assistant professor of computer science at the State University of New York. Dr.
                         Giacalone graduated in computer science from the University of
                         Pisa and holds master's and doctoral degrees in computer science from Brown University.
G.W. Norman Wareham..... Age: 46
                         Mr. Wareham is the Secretary and a Director of the Company and
                         has served in these capacities since May 1997. Mr. Wareham is the
                         Secretary and a director of ZMAX Corporation and has served in these capacities since September, 1996. He is the President of
                         Wareham Management Ltd. and has served in this capacity since May
                         1996. Mr. Wareham is currently a director and officer of
                         Aquaplan, Inc., British Brasses, Ltd., Solar Energy Limited,
                         Viper Resources, Inc., and WattMonitor, Inc. and has served in these capacities since May 1997, December 1998, December 17,
                         1997, November 1998 and December 1998, respectively. Mr. Wareham currently serves as a director for two Canadian public companies,
                         Anthian Resources Corporation and Orko Gold Corporation and has
                         served in these capacities since June 1998 and February 1997, respectively. . From June 1995 to January 1996, Mr. Wareham was
                         an accountant with the Certified General Accounting firm of
                         Wanzel, Sigmund, & Overes. From April 1993 to February 1995, Mr.
                         Wareham served as President and Chief Executive Officer of
                         Transatlantic Financial Corp., a private investment banking company. From August 1986 to March 1993, Mr. Wareham was the proprietor of Wareham & Company, providing accounting and
                         management consulting services.
Tristan Libischer....... Age: 30
                         Mr. Libischer has been a Director of the Company and has served in this capacity since February 17, 1999. He has been a Managing
                         Director and co-founder of Vianet since September 1994 and has continued to serve in this capacity since the Company acquired
                         Vianet in December 1998. From February 1992 to August 1994, he
                         held various positions with BARK Computer. From November 1990 to
                         January 1992, he was a senior consultant and sales engineer with
                         3C Group.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Schitag Ernst & Young served as the Company's independent auditors for the fiscal year ended December 31, 1998. The Company has engaged Schitag Ernst & Young to serve as the Company's auditors for fiscal year ending December 31, 1999. Representatives of Schitag Ernst & Young are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  Stockholders who wish to submit a proposal for consideration at the 2000 Annual Meeting should submit the proposal in writing to the Company at the address set forth on page 1 of this Proxy Statement. A proponent of a proposal is required to have been a record or beneficial owner of at least 1% or $2,000 in market value of Common Stock of the Company for a period of at least one year and must continue to own such securities through the date on which the 2000 Annual Meeting is held. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within 14 calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within 21 days after receiving such request. Proposals must be received by the Company on or before December 28, 1999 for inclusion in next year's proxy materials. Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act.

                                 MISCELLANEOUS

  The Board of Directors does not intend to present and knows of no other person who intends to present any matter of business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Company will bear the costs of preparing and mailing the Proxy Statement, proxy card and other material that may be sent to stockholders in connection with this solicitation. In addition to solicitations by mail, officers and other employees of the Company may solicit proxies personally or by telephone or telegram.

                                          By Order of the Board of Directors


                                          /s/ Andreas Eder
                                          Andreas Eder
                                          President and Chief Executive
                                           Officer

Munich, Germany
April 27, 1999

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE 1999 ANNUAL MEETING IN PERSON ARE REQUESTED TO FILL IN, SIGN AND RETURN THE PROXY FORM AS SOON AS POSSIBLE.

                 CYBERNET INTERNET SERVICES INERNATIONAL, INC.
                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1999

The undersigned stockholder of Cybernet Internet Services International, Inc. (the "Company") hereby appoints Mr. Andreas Eder and Dr. Hubert Besner as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn Crowne Plaza, 194 Leopold Strasse, Munich, Germany on Monday, May 17, 1999 at 11:00 a.m., local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1: To elect the nominees listed below to serve as directors of the
            Company for a three year term that will expire at the 2002 Annual Meeting of Stockholders:

      Dr. Hubert Besner and Mr. Robert Fratarcangelo

                       FOR all                      WITHHOLD
      ----------       nominees        ----------   AUTHORITY to
                       listed above                 vote for all
                       (except as                   nominees
                       indicated to                 listed above.
                       the contrary
                       below).

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR"
             above, and write that nominee's name in the space below:

            ------------------------------------------------------

This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR Proposal 1.

Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

If stock is held in the name of more than one person, all holders should sign. Signatures must correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in name by authorized person.


                                                Dated: _________________ , 1999
                                                 (Be sure to date your Proxy)

                                                -------------------------------
                                                   Name(s) of Stockholder(s)

                                                -------------------------------
                                                Signature(s) of Stockholder(s)



Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE